UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 24, 2006

Citibank Omni-S Master Trust

(Exact Name of Registrant as Specified in Charter)

New York	000-24776	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Citi Omni-S Finance LLC 701 East 60th St., North P.O. Box 6034, MC1251, Room A Sioux Falls, South Dakota	57117
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (605) 331-2671

                                                                           Not Applicable

(Former name or address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.       OTHER EVENTS

Pursuant to Section 13 of each of the Defeasance Trust Agreements relating to the Citibank Omni-S Master Trust Series 1996-5, 2000-4, 2001-3, 2002-2 and 2002-3, each dated as of December 6, 2005 (each, a “Trust Agreement,” and collectively, the “Trust Agreements”), among Citi Omni-S Finance LLC, as Seller (the “Seller”), Citibank (South Dakota), National Association, a national banking association, as Servicer (the “Servicer”), and The Bank of New York, a New York banking corporation, as Trustee (in such capacity, the “Trustee”), as Securities Intermediary (in such capacity, the “Securities Intermediary”), and as Paying Agent (in such capacity, the “Paying Agent”), the Servicer, the Seller, the Trustee, the Securities Intermediary and the Paying Agent have elected to effect certain amendments to the Trust Agreements pursuant to the Omnibus Amendment to Defeasance Trust Agreements, dated as of March 24, 2006 (the “Amendment”). The above-mentioned Amendment is attached hereto as Exhibit 4.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

Exhibit No.	Description

4.1	Omnibus Amendment to Defeasance Trust Agreements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIBANK OMNI-S MASTER TRUST (Registrant)

By: Citi Omni-S Finance LLC as Seller

By: /s/ Douglas C. Morrison
Name: Douglas C. Morrison
Title: President

Dated: March 27, 2006

3